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EX-23.1
CONSENT OF PRICEWATERHOUSECOOPERS LLP

                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No's. 33-82676, 33-82194, 33-95248, 333-65063 and
333-36206) of FLIR Systems, Inc. of our report dated April 14, 2000, which appears in this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which also appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Portland, Oregon
March 8, 2002